                                                                 Exhibit 10.18.4


                                SECOND AMENDMENT

         THIS SECOND AMENDMENT (this "Amendment") dated as of June 27, 2003 to the Loan Agreement referenced below is by and among Renal Care Group, Inc., a Delaware corporation (the "Borrower"), the Lenders identified on the signature pages hereto and Bank of America, N.A., in its capacity as the Agent for the Lenders (the "Agent").

                                   WITNESSETH

         WHEREAS, the Borrower, the lenders party thereto (the "Lenders") and the Agent have entered into that certain Loan Agreement (364-Day Facility) dated as of July 1, 2002 as amended or modified from time to time (the "Loan Agreement");

         WHEREAS, pursuant to Section 2.14.4(a) of the Loan Agreement, the Borrower has requested that the Lenders extend the Maturity Date from June 30, 2003 to June 29, 2004.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Loan Agreement.

         2.     Amendment. The definition of "Maturity Date" set forth in
Section 1.1 of the Loan Agreement is hereby amended to read as follows:

                "Maturity Date" means June 29, 2004.

         3. Conditions Precedent. This Amendment shall be effective immediately upon receipt by the Agent of counterparts of this Amendment duly executed by the Borrower, the Guarantors, the Agent and the Lenders.

         4. Representations and Warranties. The Borrower hereby represents and warrants that (a) it has the requisite corporate power and authority to execute, deliver and perform this Amendment, (b) it is duly authorized to, and has been authorized by all necessary corporate action to, execute, deliver and perform this Amendment, (c) the representations and warranties contained in
Article IV of the Loan Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date (except for those which expressly relate to an earlier date), and (d) no Default or Event of Default exists under the Loan Agreement on and as of the date hereof.

         5. Acknowledgment and Consent. The Guarantors (a) acknowledge and consent to all of the terms and conditions of this Amendment, (b) affirm all of their obligations under the Loan Documents and (c) agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Guaranty Agreement or the other Loan Documents.

         6. No Other Changes. Except as expressly modified hereby, all of the terms and provisions of the Loan Agreement (including schedules and exhibits thereto) shall remain in full force and effect.

         7. Counterparts; Facsimile. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart. Delivery of an executed counterpart of this Amendment by telecopy by any party hereto shall be effective as such party's original executed counterpart and shall constitute a representation that such party's original executed counterpart will be delivered.

         8. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Georgia.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                               RENAL CARE GROUP, INC.,
                                        a Delaware CORPORATION

                                        By: /s/ R. DIRK ALLISON
                                            -----------------------------------
                                        Name: R. Dirk Allison
                                        Title: Executive Vice President

GUARANTORS:                             RENAL CARE GROUP EAST, INC.,
                                        a Pennsylvania corporation

                                        RENAL CARE GROUP MICHIGAN, INC.,
                                        a Delaware corporation

                                        MICHIGAN HOME DIALYSIS CENTER, INC.,
                                        a Michigan corporation

                                        RENAL CARE GROUP OF THE MIDWEST, INC.,
                                        a Kansas corporation

                                        FOUR STATE REGIONAL DIALYSIS CENTER,
                                        INC., a Missouri corporation

                                        FORT SCOTT REGIONAL DIALYSIS CENTER,
                                        INC., a Missouri corporation

                                        MIAMI REGIONAL DIALYSIS CENTER, INC.,
                                        a Missouri corporation

                                        RCG MISSISSIPPI, INC., a Delaware
                                        corporation

                                        RENAL CARE GROUP OF THE SOUTHEAST, INC., a Florida corporation

                                        NORTHEAST ALABAMA KIDNEY CLINIC, INC.,
                                        an Alabama corporation

                                        RENAL CARE GROUP TEXAS, INC.,
                                        a Texas corporation

                                        DIALYSIS MANAGEMENT CORPORATION,
                                        a Texas corporation

                                        RCG PA MERGER CORP.,
                                        a Texas corporation

                                        By: /s/ R. DIRK ALLISON
                                            -----------------------------------
                                        Name:  R. Dirk Allison
                                        Title: Vice President


                                                                SECOND AMENDMENT
                                                           RENAL CARE GROUP, INC

                                        STAT DIALYSIS CORPORATION,
                                        a Delaware corporation

                                        ANGLETON DIALYSIS, INC.,
                                        a Texas corporation

                                        BRAZORIA KIDNEY CENTER, INC.,
                                        a Texas corporation

                                        HONDREN DIALYSIS CLINIC, INC.,
                                        a Texas corporation

                                        WHARTON DIALYSIS, INC.,
                                        a Texas corporation

                                        JEFFERSON COUNTY DIALYSIS, INC.,
                                        an Arkansas corporation

                                        KDCO, INC.,
                                        a Missouri corporation

                                        LAWTON DIALYSIS, INC.,
                                        an Arkansas corporation

                                        LITTLE ROCK DIALYSIS, INC.,
                                        an Arkansas corporation

                                        NORTHWEST DIALYSIS, INC.,
                                        an Arkansas corporation

                                        RENALAB, INC.,
                                        a Delaware corporation

                                        RENALPARTNERS: INC.,
                                        a Delaware corporation

                                        RENALNET, INC.,
                                        a Delaware corporation

                                        WOUND CARE GROUP, INC.,
                                        a Delaware corporation

                                        DIABETES CARE GROUP, INC.
                                        a Delaware corporation

                                        RENAL CARE GROUP ARIZONA, INC.
                                        an Arizona corporation


                                        By: /s/ R. DIRK ALLISON
                                            -----------------------------------
                                        Name:  R. Dirk Allison
                                        Title: Vice President





                                                                SECOND AMENDMENT
                                                           RENAL CARE GROUP, INC

                                        DIALYSIS LICENSING CORP.,
                                        a Delaware corporation

                                        RCGIH, INC.
                                        A DELAWARE CORPORATION


                                        By: /s/ R. DIRK ALLISON
                                            -----------------------------------
                                        Name:  R. Dirk Allison
                                        Title: President and Treasurer

                                        RCG INDIANA, LLC,
                                        a Delaware limited liability company

                                        By:  Renal Care Group, Inc.
                                        Its: Member

                                                By: /s/ R. DIRK ALLISON
                                                   ----------------------------
                                                Name: R. Dirk Allison
                                                Title: Executive Vice President

                                        By: Renal Care Group Arizona, Inc.
                                        Its: Member


                                                By: /s/ R. DIRK ALLISON
                                                   ----------------------------
                                                Name:  R. Dirk Allison
                                                Title: Vice President

                                        KIDNEY DISEASE CENTERS OF THE
                                        OZARKS, LLC
                                        a Missouri limited liability company


                                        By: Renal Care Group, Inc.
                                        Its: Member

                                                By: /s/ R. DIRK ALLISON
                                                   ----------------------------
                                                Name:  R. Dirk Allison
                                                Title: Executive Vice President



                                                                SECOND AMENDMENT
                                                           RENAL CARE GROUP, INC

                                        STUTTGART DIALYSIS, LLC,
                                        an Arkansas limited liability company

                                        By: Little Rock Dialysis, Inc.
                                        Its: Member


                                        By: /s/ R. DIRK ALLISON
                                            -----------------------------------
                                            Name:  R. Dirk Allison
                                            Title: Vice President

                                        By:  Jefferson County Dialysis, Inc.
                                        Its: Member


                                            By: /s/ R. DIRK ALLISON
                                               --------------------------------
                                            Name:  R. Dirk Allison
                                            Title: Vice President

                                        RCG WEST HEALTH SUPPLY, LC,
                                        an Arizona limited liability company

                                        By: Renal Care Group, Inc.
                                        Its: Member


                                            By: /s/ R. DIRK ALLISON
                                               --------------------------------
                                            Name:  R. Dirk Allison
                                            Title: Vice President

                                        By: Renal Care Group Arizona, Inc.
                                        Its: Member


                                            By: /s/ R. DIRK ALLISON
                                               --------------------------------
                                            Name:  R. Dirk Allison
                                            Title: Vice President

                                        KENTUCKY RENAL CARE GROUP, LLC,
                                        a Delaware limited liability company

                                        By: /s/ DOUGLAS E. CHAPPELL
                                           ------------------------------------
                                        Name: Douglas E. Chappell
                                        Title: Vice President


                                        RENAL CARE GROUP SOUTHWEST, L.P.
                                        a Delaware limited partnership

                                        By: Renal Care Group Arizona, Inc.,
                                               an Arizona corporation
                                        Its: General Partner

                                                By: /s/ DOUGLAS E. CHAPPELL
                                                    ---------------------------
                                                Name: Douglas E. Chappell
                                                Title: Vice President


                                                                SECOND AMENDMENT
                                                           RENAL CARE GROUP, INC

                                        RENAL CARE GROUP NORTHWEST, INC.,
                                        a Delaware corporation

                                        RENALNET, ARIZONA, INC.,
                                        an Arizona corporation

                                        RCG UNIVERSITY DIVISION, INC.
                                        a Tennessee corporation

                                        RCG SUPPLY COMPANY,
                                        a Tennessee corporation

                                        RENAL CARE GROUP ALASKA, INC.,
                                        an Alaska corporation

                                        RENAL CARE GROUP SOUTHWEST
                                        HOLDINGS, INC.,
                                        a Delaware corporation

                                        DIALYSIS CENTERS OF AMERICA
                                        ILLINOIS, INC.,
                                        an Illinois corporation

                                        SSKG, INC.,
                                        an Illinois corporation

                                        RENAL CARE GROUP OHIO, INC.,
                                        a Delaware corporation

                                        PHYSICIANS DIALYSIS COMPANY, INC.,
                                        a Pennsylvania corporation

                                        By: /s/ DOUGLAS E. CHAPPELL
                                           ------------------------------------
                                        Name: Douglas E. Chappell
                                        Title: Vice President

                                        RCG FINANCE, INC.,
                                        a Delaware corporation

                                        By: /s/ DAVID DILL
                                           ------------------------------------
                                        Name:  David Dill
                                        Title: President


                                                                SECOND AMENDMENT
                                                           RENAL CARE GROUP, INC

AGENT:                                  BANK OF AMERICA, N.A., as Agent

                                        By: /s/ KRISTINE THENNES
                                           ------------------------------------
                                        Name:  Kristine Thennes
                                        Title: Vice President


LENDERS:                                BANK OF AMERICA, N.A.

                                        By:  /s/ ELIZABETH L. KNOX
                                           ------------------------------------
                                        Name:  Elizabeth L. Knox
                                        Title: SVP


                                        WELLS FARGO BANK, NATIONAL ASSOCIATION

                                        By: /s/ CAROLYN L. ASHBY
                                           ------------------------------------
                                        Name:  Carolyn L. Ashby
                                        Title: Vice President

                                        SUNTRUST BANK

                                        By: /s/ WILLIAM D. PRIESTER
                                           ------------------------------------
                                        Name:  William D. Priester
                                        Title: Director

                                        AMSOUTH BANK

                                        By:  /s/ WILLIAM H. BARELL
                                           ------------------------------------
                                        Name:  William H. Barell
                                        Title: Vice President



                                                                SECOND AMENDMENT
                                                           RENAL CARE GROUP, INC